UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2006

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard		Masters House
St. Petersburg, Florida 33716	and	107 Hammersmith Road
London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 17, 2006, Danka Business Systems PLC issued a press release announcing the resignation of Eric D. Muller, a non-executive Director of the Company effective immediately. Muller also has resigned from the Cypress Group, the majority holder of the Company’s 6.50% Senior Convertible Participating Shares. Muller was appointed a director by the Participating shareholders in May of this year.

The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

(a)	Not required.

(b)	Not required.

(c)	Exhibits.

Exhibit	Description of Document
99.1	Press release dated July 17, 2006 of Danka Business Systems Plc., announcing the resignation of Eric D. Muller from its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By:	/s/ Edward K. Quibell
Edward K. Quibell Chief Financial Officer

Dated: July 17, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 17, 2006 of Danka Business Systems Plc., announcing the resignation of Eric D. Muller from its Board of Directors.